UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2011

ECOLAB INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-9328 (Commission File Number)	41-0231510 (IRS Employer Identification No.)

370 Wabasha Street North Saint Paul, Minnesota (Address of principal executive offices and Zip Code)	55102 (Zip Code)

Registrant’s telephone number, including area code: 1-800-232-6522

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.02   Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2011, the board of directors of Ecolab Inc., a Delaware corporation (“Ecolab”), approved the appointment of J. Erik Fyrwald as President of Ecolab and appointed Paul J. Norris, Daniel S. Sanders and Mary M. VanDeWeghe as Ecolab directors, in each case subject to and effective as of the date of the completion of the previously-announced merger (the “Merger”) with Nalco Holding Company, a Delaware corporation (“Nalco”), pursuant to the Agreement and Plan of Merger dated as of July 19, 2011 (the “Merger Agreement”) among Ecolab, Sustainability Partners Corporation, a Delaware corporation and a wholly-owned subsidiary of Ecolab, and Nalco.

The Ecolab board of directors is currently divided into three director classes. Commencing as of the date of the completion of the Merger, Mr. Norris will serve as a Class II director (term expiring in 2012), Mr. Sanders will serve as a Class III director (term expiring in 2013) and Ms. VanDeWeghe will serve as a Class I director (term expiring in 2013).  Pursuant to Ecolab’s restated certificate of incorporation, as of the 2013 annual meeting of Ecolab’s stockholders, the Ecolab board of directors will no longer be classified and each director will be subject to annual election. Until completion of the Merger, the foregoing individuals will continue to serve as directors of Nalco and will not serve as directors of Ecolab.

Commencing as of the date of the completion of the Merger, Mr. Norris will serve as a member of the Compensation Committee and Safety, Health and Environment Committee, Mr. Sanders will serve as a member of the Audit Committee and Governance Committee and Ms. VanDeWeghe will serve as a member of the Audit Committee and Finance Committee.

Biographical Information

J. Erik Fyrwald, age 52, joined Nalco as Chairman, President and Chief Executive Officer in February 2008. Between 2003 and 2008, Mr. Fyrwald was Group Vice President of the Agriculture and Nutrition division of E. I. duPont de Nemours and Company. Before that he was Vice President and General Manager of DuPont’s Nutrition and Health Business. Mr. Fyrwald also serves on the board of directors for Eli Lilly and Company. He holds a chemical engineering degree from the University of Delaware and completed the Advanced Management Program at Harvard Business School.

Paul J. Norris, age 64, served until May 2005 as Chairman and Chief Executive Officer of W.R. Grace & Co., a manufacturer of specialty chemicals. Mr. Norris remained on the W. R. Grace Board until his resignation in 2010. Mr. Norris joined W.R. Grace as President and CEO in 1998 and became Chairman in 1999. W.R. Grace filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in 2001. Prior to joining W.R. Grace, Mr. Norris held various senior positions at AlliedSignal Inc. (now known as Honeywell), including Senior Vice President and President, Chemicals, from 1997 to 1998; President, AlliedSignal Polymers Division from 1994 to 1997; and President, AlliedSignal Chemicals & Catalysts from 1989 to 1994. From 1981 to 1989, Mr. Norris served in various executive capacities with Engelhard Corporation, including President of Catalysts and Chemicals. Mr. Norris has previously served on the Board of Directors of Borden Chemicals, Inc. He is also a director of the FMC Corporation and the Non-Executive Chairman of the Board of Directors of Sealy Corporation.

Daniel S. Sanders, age 72 is the former President of ExxonMobil Chemical Company and Vice President of ExxonMobil Corporation. He retired from ExxonMobil on August 31, 2004 after 43 years of service. Mr. Sanders retired from ExxonMobil in 2004 after 43 years of service.  He was named President of ExxonMobil Chemical Company in December of 1999 when Exxon Corporation and Mobil Oil merged.  Prior to that, he held various positions of increasing responsibility with Exxon, including President of Exxon Chemical, Vice President of Human Resources of Exxon Corporation and President of Exxon Chemical Asia Pacific.  Mr. Sanders is past Chairman of the Board of the American Chemistry Council and past Chairman of the Society of Chemical Industry, American Section.  Mr. Sanders received the Society of Chemical Industry Medal in 2005. He currently serves as a director of Milliken & Company, Pacolet Milliken Enterprises, Arch Chemicals, Inc. and Celanese Corporation.

Mary M. VanDeWeghe, age 51, has been an executive with Lockheed Martin and J.P. Morgan, and since August 2009 she has served on the faculty of the Georgetown University McDonough School of Business as professor of the practice of finance. She was Senior Vice President of Finance, responsible for Corporate Treasury, Mergers & Acquisitions, Investor Relations, Corporate and Competitive Financial Analysis and Investment Management, for Lockheed Martin from 2006 to 2009. From 1996 to 2006, she was CEO and President of Forte Consulting Inc., consulting on mergers, acquisitions, capital structure, corporate governance and other financial and management strategies to enhance shareholder value. During that time period, she also served as executive in residence and finance professor at the University of Maryland Smith School of Business She began her career in 1983 at J.P. Morgan, where she held a variety of positions in corporate finance, capital markets and general management and rose to the rank of Managing Director. Ms. VanDeWeghe has a B.A. in economics from Smith College and an MBA in finance from Dartmouth College’s Tuck School of Business. She is a member of the board of directors of Brown Advisory, an investment management company.

Additional Information

Ecolab has agreed in the Merger Agreement to honor all Nalco employee benefit plans and compensation arrangements and agreements as in effect immediately prior to the effective time of the Merger.  In accordance with this agreement, Mr. Fyrwald’s existing employment and compensation arrangements with Nalco, including his employment letter agreement dated as of February 21, 2008 and his severance and change of control agreements dated as of January 1, 2011, will continue in effect following his appointment as President of Ecolab effective as of the date of the completion of the Merger. Information regarding Mr. Fyrwald’s employment letter agreement and severance and change of control agreements is included in the Current Reports on Form 8-K filed by Nalco with the Securities and Exchange Commission (the “SEC”) on February 28, 2008 and January 6, 2011, respectively, and is incorporated herein by reference.  Information regarding Mr. Fyrwald’s compensation and benefit arrangements, including information with respect to certain compensation and benefits Mr. Fyrwald may be entitled to receive in connection with the Merger, is included in Nalco’s proxy statement relating to its 2011 annual meeting of stockholders filed with the SEC on March 14, 2011 and in the Registration Statement on Form S-4 that Ecolab has filed with the SEC in connection with the Merger, which was declared effective by the SEC on October 28, 2011 (File No. 333-176601), and is incorporated herein by reference.

Following the effective date of their appointment as Ecolab directors, Mr. Norris, Mr. Sanders and Ms. VanDeWeghe will be entitled to participate in Ecolab’s regular director compensation arrangements.  Information regarding Ecolab’s director compensation arrangements is included in the definitive proxy statement relating to Ecolab’s 2011 annual stockholders meeting filed with the SEC on March 18, 2011, and is incorporated herein by reference.

Item 8.01   Other Events.

Each of Paul J. Norris, Daniel S. Sanders and Mary M. VanDeWeghe have executed consents in accordance with Rule 438 promulgated under the Securities Act of 1933. Such consents are filed as Exhibits 99.1, 99.2 and 99.3 hereto.

Cautionary Statements Regarding Forward-Looking Information

This communication contains certain statements relating to future events and our intentions, beliefs, expectations and predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions or events generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the Merger, integration plans and expected synergies, the expected timing of completion of the Merger, and anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Ecolab and Nalco, as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include (i) the risk that the stockholders of Nalco may not adopt the Merger Agreement, (ii) the risk that the stockholders of Ecolab may not approve the issuance of Ecolab common stock to Nalco stockholders in the Merger, (iii) the risk that the companies may be unable to obtain regulatory approvals required for the Merger, or that required regulatory approvals may delay the Merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the Merger, (iv) the risk that the conditions to the closing of the Merger may not be satisfied, (v) the risk that a material adverse change, event or occurrence may affect Ecolab or Nalco prior to the closing of the Merger and may delay the Merger or cause the companies to abandon the Merger, (vi) the risk that an unsolicited offer by another company to acquire shares or assets of Ecolab or Nalco could interfere with or prevent the Merger, (vii) problems that may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, (viii) the possibility that the Merger may involve unexpected costs, unexpected liabilities or unexpected delays, (ix) the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies currently expect, (x) the risk that the businesses of the companies may suffer as a result of uncertainty surrounding the Merger and (xi) the risk that disruptions from the transaction will harm relationships with customers, employees and suppliers.

Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Ecolab, Nalco and the combined company. For a further discussion of these and other risks and uncertainties applicable to the respective businesses of Ecolab and Nalco, see the Annual Reports on Form 10-K of Ecolab and Nalco for the fiscal year ended December 31, 2010 and the companies’ other public filings with the “SEC”. These risks, as well as other risks associated with the Merger, are more fully discussed in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 that Ecolab has filed with the SEC in connection with the Merger, which was declared effective by the SEC on October 28, 2011. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Ecolab nor Nalco undertakes, and each of them expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in their respective expectations, except as required by law.

Additional Information and Where to Find it

In connection with the proposed Merger between Ecolab and Nalco, Ecolab filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of Ecolab and Nalco that also constitutes a prospectus of Ecolab relating to the proposed transaction. The Registration Statement was declared effective by the SEC on October 28, 2011. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION about Ecolab, Nalco and the proposed Merger. Investors and security holders can obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and joint proxy statement/prospectus can be obtained free of charge by accessing Ecolab’s website at www.ecolab.com by clicking on the “Investor” link and then clicking on the “SEC Filings” link or by writing Ecolab at 370 Wabasha Street North, Saint Paul, Minnesota, 55102, Attention: Corporate Secretary or by accessing Nalco’s website at www.nalco.com by clicking on the “Investors” link and then clicking on the “SEC Filings” link or by writing Nalco at 1601 West Diehl Road, Naperville, Illinois 60563, Attention: Corporate Secretary. Security holders may also read and copy any reports, statements and other information filed by Ecolab or Nalco with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Ecolab, Nalco and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Ecolab’s directors and executive officers is available in its proxy statement filed with the SEC by Ecolab on March 18, 2011 in connection with its 2011 annual meeting of stockholders, and information regarding Nalco’s directors and executive officers is available in its proxy statement filed with the SEC by Nalco on March 14, 2011 in connection with its 2011 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the registration statement and joint proxy statement/prospectus and other relevant materials that have been filed with the SEC.

Non-Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Consent of Paul J. Norris.

99.2	Consent of Daniel S. Sanders.

99.3	Consent of Mary M. VanDeWeghe.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    October 31, 2011

ECOLAB INC.

By:	/s/ MICHAEL C. MCCORMICK
Michael C. McCormick Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Consent of Paul J. Norris.

99.2	Consent of Daniel S. Sanders.

99.3	Consent of Mary M. VanDeWeghe.